THIS WARRANT AND THE SHARES OF CAPITAL STOCK ISSUED UPON ANY EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER
(A) A REGISTRATION WITH RESPECT TO THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.

No. W0001                                                       For the Purchase
                                                                of 80,357 shares
                                                                 of Common Stock


                            WARRANT TO PURCHASE STOCK

                                       OF

                                Variagenics, Inc.

                            (A DELAWARE CORPORATION)

         Variagenics, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that Waters Investments Limited (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after July 26, 2000 and at or before the earlier of 5:00 p.m. Eastern Standard time on the "Expiration Date" and the termination of this Warrant as provided in Section 7 hereof, 80,357 shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), at a purchase price per share equal to the "Base Price" subject to adjustment of the Base Price upon the occurrence of certain events as set forth in Section 3 of this Warrant. The "Expiration Date" shall be July 26, 2005. The "Base Price" shall initially be equal to the per share offering Price to Public set forth on the cover page of the final Prospectus (as defined below). The shares of stock issuable upon exercise of this Warrant, and the Base Price, as adjusted, are hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively. On March 29, 2000, the Company filed with the United States Securities and Exchange Commission ("SEC") a Registration Statement on Form S-1 (No. 333-33558) ("Registration Statement") with respect to an initial public offering of shares of its Common Stock. The term "Prospectus" as used herein shall mean the prospectus, as amended, on file with the SEC at the time the Registration Statement becomes effective, including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, if applicable, except that if the prospectus filed by the Company pursuant to Rule 424(b) differs from the prospectus on file at the time the Registration Statement becomes effective, the term "Prospectus" shall refer to the Rule 424(b) Prospectus from and after the time it was filed with the SEC or transmitted to the SEC for filing.

         1.       EXERCISE.

                  1.1 MANNER OF EXERCISE; PAYMENT OF PURCHASE PRICE. This Warrant may be exercised by the Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit A duly executed by the Holder, at the principal office of the Company, or at such other place as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. Payment of the Purchase Price shall be (i) in lawful money of the United States, in cash or by certified or official bank check payable to the order of the Company, in respect of the number of shares of Warrant Stock purchased upon such exercise or (ii) in accordance with subsection 1.4 below.

                  1.2 EFFECTIVENESS. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1 above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1.3 below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

                  1.3. DELIVERY OF CERTIFICATES. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) business days thereafter, the Company at its sole expense will cause to be issued in the name of, and delivered to, the Holder, or, subject to the terms and conditions hereof, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                           (a) A certificate or certificates for the number of
                  full shares of Warrant Stock to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount determined pursuant to Section 2 hereof, and

                           (b) In case such exercise is in part only, a new
                  warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock (without giving effect to any adjustment therein) equal to the number of such shares called for on the face of this Warrant minus either (i) the number of such shares purchased by the Holder upon exercise as provided in Section 1.1 above or (ii) the number of shares for which this Warrant is exercised plus the number of shares for which the right to exercise this Warrant is surrendered upon exercise pursuant to Section 1.4 below.

                  1.4 CASHLESS EXERCISE. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof then exercised by the surrender of this Warrant or such portion to the Company, with the net issue election notice appended hereto as Exhibit B duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                   X = Y (A-B)
                                       -------
                                        A
         where

                  X = the number of shares to be issued to the Holder pursuant to this subsection 1.4.

                  Y = the  number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this subsection 1.4.

                  A = the Fair Market Value of one share of Common Stock (as defined in and determined in accordance with Section 1.5 hereof) as at the time the net issue election is made pursuant to this subsection 1.4.

                  B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this subsection 1.4.

                  1.5 FAIR MARKET VALUE OF COMMON STOCK. Fair Market Value of a share of Common Stock means: (1) if the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date; (2) if the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and (3) if the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as reasonably determined in good faith by the Board of Directors of the Company. The Board of Directors of the Company shall promptly respond in writing to an inquiry by the Holder as to the Fair Market Value of one share of Common Stock.

        2. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value of the Warrant Stock as determined pursuant to Section 1.5 hereof.

         3.       ADJUSTMENTS.

                  3.1. CHANGES IN COMMON STOCK. If the Company shall (i) combine the outstanding shares of Common Stock into a lesser number of shares, (ii) subdivide the outstanding shares of Common Stock into a greater number of shares, or (iii) issue additional shares of Common Stock as a dividend or other distribution with respect to the Common Stock, the number of shares of Warrant Stock shall be equal to the number of shares which the Holder would have been entitled to receive after the happening of any of the events described above if such shares had been issued immediately prior to the happening of such event, such adjustment to become effective concurrently with the effectiveness of such event. The Purchase Price in effect immediately prior to any such combination of Common Stock shall, upon the effectiveness of such combination, be proportionately increased. The Purchase Price in effect immediately prior to any such subdivision of Common Stock or at the record date of such dividend shall upon the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.

                  3.2 REORGANIZATIONS AND RECLASSIFICATIONS. If there shall occur any capital reorganization or reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in Section 3.1), which terms shall be deemed to include, without limitation, any merger of the Company with or into any other entity in which either (i) the Company is the surviving corporation and the sole consideration (if any) delivered to the stockholders of the Company consists of equity securities of the Company, (ii) the Company is not the surviving corporation and the sole consideration delivered to the stockholders of the Company consists of equity securities of the surviving corporation, or (iii) a merger the sole purpose of which is to change the state of incorporation of the Company, then, as part of any such reorganization or reclassification, lawful provision shall be made so that the Holder shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization or reclassification, such Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder such that the provisions set forth in this Section 3 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

                  3.3   [INTENTIONALLY OMITTED.]

                  3.4 CERTIFICATE OF ADJUSTMENT. When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Delivery of such certificate shall be deemed to be a final and binding determination with respect to such adjustment unless challenged by the Holder within ten (10) days of receipt thereof. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this Section 3.

         4.       COMPLIANCE WITH SECURITIES ACT.

                  4.1 UNREGISTERED SECURITIES. The Holder acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any successor legislation (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock in the absence of (i) an effective registration statement under the Securities Act covering this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable "blue sky" or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. The Company may delay issuance of the Warrant Stock until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

                  4.2   INVESTMENT LETTER. Without limiting the generality of
         Section 4.1, unless the offer and sale of any shares of Warrant Stock shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the Warrant Stock unless and until the Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that the Holder is acquiring such shares for its own account, for investment and not with a view to, or for sale in connection with, the distribution of any such shares.

                  4.3   LEGEND. Certificates delivered to the Holder pursuant to
         Section 1.3 shall bear the following legend or a legend in substantially similar form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN FOR INVESTMENT AND THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION IS THEN AVAILABLE."

         5. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. The Company covenants that all shares of Warrant Stock so issuable will, when issued, be duly and validly issued and fully paid and nonassessable.

         6. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         7. TERMINATION UPON CERTAIN EVENTS. In the event of a sale of all or substantially all of the assets of the Company to, or a merger or consolidation of the Company with or into, any other entity (other than (i) a merger in which the Company is the surviving corporation and the sole consideration (if any) delivered to the stockholders of the Company consists of equity securities of the Company, (ii) a merger in which the Company is not the surviving corporation and the sole consideration delivered to the stockholders of the Company consists of equity securities of the surviving corporation, or
(iii) a merger the sole purpose of which is to change the state of incorporation of the Company) or a dissolution or the adoption of a plan of liquidation of the Company, the Company shall give the Holder notice of any such sale, merger, consolidation, dissolution or adoption at least 30 days prior to the effective date of any sale, merger, consolidation, dissolution or adoption (the "Effective Date"). If this Warrant shall not have otherwise terminated or expired, the Holder shall have the right until 5:00 p.m, Eastern Standard Time, on the day immediately prior to the Effective Date to exercise its rights hereunder to the extent not previously exercised, but may make such exercise conditional upon the consummation of any such transaction on the Effective Date. In the event that the Holder does not exercise or give notice to the Company of its intent not to exercise its rights hereunder prior to the Effective Date, the Holder shall be deemed to have exercised its right to exercise this Warrant in whole pursuant to Section 1.4 hereof and shall be treated as if Holder had exercised this Warrant in whole under such Section 1.4 at the close of business on the day immediately prior to the Effective Date, and upon the delivery of the cash or other property due to the Holder under
Section 1.4 hereof, this Warrant shall terminate.

         8. TRANSFERABILITY. Without the prior written consent of the Company, the Warrant shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process; provided, however, that this Warrant may be transferred without consent to any 100% Affiliate of the Holder. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Warrant or of any rights granted hereunder contrary to the provisions of this Section 8, or the levy of any attachment or similar process upon the Warrant or such rights, shall be null and void. For the purposes of this
Section 8, "100% Affiliate" shall mean any company, corporation, business or entity controlled by, controlling, or under common control with either party to this Agreement. For this purpose, "control" means direct or indirect beneficial ownership of a one hundred percent (100%) interest in the voting stock (or the equivalent) of such corporation or other business.

         9. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         10. LOCK-UP AGREEMENT. If, in connection with a registration statement filed by the Company pursuant to the Securities Act with respect to an underwritten public offering, the Company or its underwriter so requests, Holder agrees not to sell or otherwise transfer or dispose of any of the Warrant Stock for a period not to exceed one hundred and eighty (180) days following the effectiveness of such registration, and to enter into an agreement to such effect; provided that all of (i) the Company's directors and officers, (ii) the holders of at least 2% of the outstanding Common Stock (or securities convertible into at least 2% of the Common Stock), and (iii) the other holders of securities of the Company participating in the underwriting enter into similar agreements. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of said period.

         11. NOTICES. All notices, requests and other communications hereunder shall be in writing, shall be either (i) delivered by hand, (ii) made by, telecopy or facsimile transmission, (iii) sent by overnight courier, or
(iv) sent by registered mail, postage prepaid, return receipt requested. In the case of notices from the Company to the Holder, they shall be sent to the address furnished to the Company in writing by the last Holder who shall have furnished an address to the Company in writing. All notices from the Holder to the Company shall be delivered to the Company at its principal offices or such other address as the Company shall so notify the Holder. All notices, requests and other communications hereunder shall be deemed to have been given (i) by hand, at the time of the delivery thereof to the receiving party at the address of such party described above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notices is delivered to the courier service, or (iv) if sent by registered mail, on the fifth business day following the day such mailing is made.

         12. WAIVERS AND MODIFICATIONS. Any term or provision of this Warrant may be waived only by written document executed by the party entitled to the benefits of such terms or provisions. The terms and provisions of this Warrant may be modified or amended only by written agreement executed by the parties hereto.

         13. HEADINGS. The headings in this Warrant are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions of this Warrant.

         14. GOVERNING LAW. This Warrant will be governed by and construed in accordance with and governed by the law of the Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

                                               Variagenics, Inc.


                                               By:
                                                  -----------------------------
                                               Name:    Taylor J. Crouch
                                               Title:   President


[Corporate Seal]
ATTEST:

----------------------------

                                    EXHIBIT A

                                  PURCHASE FORM
                                  -------------

To:      Variagenics, Inc.

         The undersigned pursuant to the provisions set forth in the attached Warrant (No. W-0001), hereby irrevocably elects to purchase ______ shares of the Common Stock, par value $.01 per share (the "Common Stock") of Variagenics, Inc., covered by such Warrant and herewith makes payment of $__________, representing the full purchase price for such shares at the price per share provided for in such Warrant. The Common Stock for which the Warrant may be exercised shall be known herein as the "Warrant Stock".

         The undersigned is aware that the Warrant Stock has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws. The undersigned understands that reliance by the Company on exemptions under the Securities Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Purchase Form.

         The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Warrant Stock, (2) it has had the opportunity to ask questions concerning the Warrant Stock and the Company and all questions posed have been answered to its satisfaction, (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Warrant Stock and the Company and (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Warrant Stock and to make an informed investment decision relating thereto.

         The undersigned hereby represents and warrant that it is purchasing the Warrant Stock for its own account for investment and not with a view to the sale or distribution of all or any part of the Warrant Stock.

         The undersigned understands that because the Warrant Stock has not been registered under the Securities Act, it must continue to bear the economic risk of the investment for an indefinite period of time and the Warrant Stock cannot be sold unless it is subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

         The undersigned agrees that it will in no event sell or distribute or otherwise dispose of all or any part of the Warrant Stock unless (1) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Warrant Stock, or
(2) the Company receives an opinion satisfactory to the Company of the undersigned's legal counsel stating that such transaction is exempt from registration. The undersigned consents to the placing of a legend on its certificate for the Warrant Stock stating that the Warrant Stock has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Warrant Stock until the Warrant Stock may be legally resold or distributed without restriction.

         The undersigned has considered the federal and state income tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Warrant Stock.




                                            -----------------------------------

                                            Dated:
                                                  -----------------------------

                                                                      EXHIBIT B
                                                                      ---------

                            NET ISSUE ELECTION NOTICE
                            -------------------------

To:   Variagenics, Inc.                               Dated:
                                                            --------------------


      The undersigned hereby elects to exercise Warrant No. 0001 for ___ shares of Common Stock and hereby elects under Subsection 1.4 to surrender the right to purchase _________ shares of Common Stock pursuant to said Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

      The undersigned is aware that the Warrant Stock has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws. The undersigned understands that reliance by the Company on exemptions under the Securities Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Purchase Form.

      The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Warrant Stock, (2) it has had the opportunity to ask questions concerning the Warrant Stock and the Company and all questions posed have been answered to its satisfaction, (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Warrant Stock and the Company and (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Warrant Stock and to make an informed investment decision relating thereto.

      The undersigned hereby represents and warrant that it is purchasing the Warrant Stock for its own account for investment and not with a view to the sale or distribution of all or any part of the Warrant Stock.

      The undersigned understands that because the Warrant Stock has not been registered under the Securities Act, it must continue to bear the economic risk of the investment for an indefinite period of time and the Warrant Stock cannot be sold unless it is subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

      The undersigned agrees that it will in no event sell or distribute or otherwise dispose of all or any part of the Warrant Stock unless (1) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Warrant Stock, or
(2) the Company receives an opinion satisfactory to the Company of the undersigned's legal counsel stating that such transaction is exempt from registration. The undersigned consents to the placing of a legend on its certificate for the Warrant Stock stating that the Warrant Stock has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Warrant Stock until the Warrant Stock may be legally resold or distributed without restriction.

      The undersigned has considered the federal and state income tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Warrant Stock.



                                    ---------------------------------------
                                    Signature


                                    ---------------------------------------
                                    Name for Registration


                                    ---------------------------------------
                                    Mailing Address